                                                                  April 1, 2008

Dear Fellow ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Total Return Fund, Inc. for the quarter ended March 31, 2008.

   The Zweig Total Return Fund's net asset value declined 1.67% in the quarter ended March 31, 2008, including reinvested distributions. During the same period, the Fund's Composite Index returned (2.82%), including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 84%.

          Sincerely,

          /s/ George R. Aylward
          George R. Aylward
          President, Chairman and
          Chief Executive Officer
          The Zweig Total Return
          Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on March 31, 2008 was 32%, with average duration (a measure of risk with a higher duration usually indicating a positive outlook) of 3.4 years. This compares with a bond exposure of 47% with average duration
5.0 years on December 31, 2007. If we were fully invested, 50% of our portfolio would be in bonds and 50% in stocks. Consequently, at 32%, bond exposure we are at about 64% of a full position (32%/50%).

   The primary tailwind for the government bond market was provided by the Federal Reserve (the "Fed") which dropped its overnight federal funds rate from 4.25% at the start of the year to 2.25% at the quarter's end. This reduction of 200 basis points was largely due to the intensification of the credit crisis, which threatened the stability of the entire financial system, and the increasingly wobbly economy.

   These discordant notes brought music to the Treasury bond traders' ears because economic slowdowns are generally very bullish for bonds. Financial dislocations are even more beneficial because they make investors turn to what is known as a flight-to-quality strategy. Some market participants began selling assets such as stocks, which they consider increasingly risky, and put their money into Treasury bonds, which they consider safer, pushing bond prices higher. However, it is not a one-way street, with the specter of inflation looming as a result of rising prices of imports and other commodities. Some bond market traders are worried about the possibility of a systematic inflation and have steered clear of Treasury bonds.

   While bond prices at this writing seem to reflect more concern about recession than fears of future inflation, the tug-of-war is likely to continue.


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside back cover for more details.

   The Fund began the year with a slightly higher bond duration. As bond prices surged, we used the rallies to trim our exposure, and ended the quarter with a significantly lower duration than we started with. We believe currently that higher commodity prices will weigh on bond prices and eventually the Fed will stop its radical easing and wait to determine the effect of its policies on the overall economy. As always, we remain flexible. As we monitor our indicators and observe the trends, our view may change.

   Our exposure to U.S. common stocks was 39% in March 31, 2008 compared with 40% on December 31, 2007. At this level we are about 78% of a full position (39%/50%).

   The first-quarter of 2008 was a dismal period for the stock market with the major indexes suffering their largest quarterly losses since the third quarter of 2002. At the end of March, the Dow Jones Industrial Average was down 7.6%/(1)/, or 1,000.93 points for the year to date, its greatest first quarter point drop in the history of the index, and off 13%/(1)/ from its record high in October 2007. Following five consecutive monthly losses, its longest losing streak since 1990, the S&P 500 Index closed the quarter down 9.9%/(1)/ and 16%/(1)/ below its October peak. The Nasdaq Composite Index, which had out performed the other two indexes last year, tumbled 14%/(1)/ in the first quarter and closed 20%/(1)/ under its October high.

   Indicating the growing correlation between U.S. and foreign markets, the Dow Jones World Stock Index, excluding U.S. shares, dropped 8.7%/(1)/ in dollar terms for the quarter. Unlike their superior performance in the past five years, foreign stocks generally did as poorly or worse than their U.S. counterparts. Most benchmark indexes in Europe declined with Germany's down 19%/(1)/, France's 16%/(1)/, and the United Kingdom's 12%/(1)/. Asian markets did not fare any better. India and China's markets plummeted more than 20%/(1)/ with Japan's closing 18%/(1)/ lower.

   Extreme volatility made it a nail-biting quarter. In the U.S., there were twelve daily sessions in which prices soared or sank more than 2%. That did not occur even once during 2004 or 2005. For the S&P 500, the biggest fireworks came on March 18 when it jumped 4.2%. In Europe, the markets had huge daily moves about as often as in the U.S., but Asian exchanges had 27 days in which markets moved 2% or more.

   The turmoil in the stock market reflected the uncertainty of where the economy was heading, with widening indications of a recession. The slump in housing was worsening with permits for new residential construction falling 7.8% in February to an annual rate of 978,000 projects, the slowest pace since the early 1990s. Repercussions of the subprime mortgage debacle sparked a credit crisis that weakened financial institutions. Bear Stearns, the nation's fifth largest investment bank, got into deep trouble and was rescued by the Federal Reserve guaranteeing a deal with JP Morgan Chase. The Fed also offered low-cost loans to other investment banks. The total of the Fed's direct and indirect support of the financial system is estimated at nearly $1 trillion. These actions helped alleviate the credit mess and helped the teetering stock market keep vertical.

   Seeking to prop up the stumbling economy, the Fed cut its benchmark federal funds rate for the sixth time in six months to 2.25%. In the statement accompanying the latest reduction, the Fed cited weakening in economic activity, softer labor markets, stressed financial markets and the deepening housing contraction. Hinting that further relief was possible, the Fed said it will "act in timely manner as needed to promote sustainable economic growth and price stability."

   As we see it, the Fed did some things right and some things wrong. They had no alternative to bailing out Bear Stearns. If the company had gone down, it would have set off a chain reaction that would have caved in the entire financial sys-

/(1)/ Return excludes reinvested dividends.

tem. However, the Fed was wrong in cutting interest rates so fast and so much. Doing so weakens the dollar further, raises prices of imported goods priced in dollars and increases inflationary pressures. This can be a serious long-term problem.

   Confirming the Fed's citation of weakening economic activity, the Labor Department reported that employers slashed 88,000 jobs in March, the most in five years, and the fifth consecutive month of losses. This brought the unemployment rate up to 5.1% from 4.8% and was the highest figure since September 2005. Earlier, the Institute for Supply Management said its index of manufacturing activity dipped to 48.3 in February from 50.7 in January. Figures below 50 indicate a contraction. Also, the Commerce Department reported that orders for durable goods fell 1.7% in February and sales of new homes dropped 1.8% that month to a 13-year low.

   Another negative note came from the Conference Board survey that reported consumer confidence on the economic outlook dropped 11.9 points in March to 64.5, marking a five-year low. This figure is significant because sales of goods and services make up an estimated two-thirds of the nation's gross domestic product.

   On the more positive side, the Commerce Department reported that U.S. exports, which also play a role in the GDP, rose 1.6% in January to $148.2 billion, the fifth straight month of increases. Helping to spur exports was the weaker dollar. During the first quarter, the euro gained 7.5% against the dollar, closing at $1.5787. The dollar also declined 10.5% against the yen to a low of less than 96 yen to the dollar.

   The severe global economic downturn is curtailing initial public offerings ("IPOs"). Every major region in the world reported fewer IPOs in the first quarter than in the 2007 period. The number of global offerings fell 60% to 100 deals and the amount raised dropped 10% to $35.9 billion, according to Dealogic. It was the lowest world-wide figure since 2003. In the U.S., new issues in the first quarter slipped 79% to 10 deals. Highlighting the U.S. activity was the VISA deal which raised $19.65 billion, the largest U.S. offering ever.

   Mergers and acquisitions are also feeling the impact of the global economic slowdown. World- wide, the value of deals in the first quarter dropped 24% from the like 2007 period to $730 billion. The U.S. decline was even steeper, with deal volume slipping 41% to $204 billion. Europe saw a 17% dip to $305 billion.

   It's hard to do IPOs when markets around the world are down. However, the fall of IPOs is not necessarily bad for the market because it reduces the supply of stock. It's a different story with leveraged buyout loans, which had been one of the market's most bullish props. That came to a halt last summer when the leveraged buyout game ended as the financial system gridlocked. That's pretty much dead right now.

   While the economy is contracting, prices are expanding, a combination economists call stagflation. That's the situation we are in right now. Producer prices surged 1.1% in March from an increase of 0.3% in February, according to the Labor Department. The gain was twice that had been forecast. Inflation would probably decline if the domestic and global economies weakened further. Should that happen, it would unleash a host of other problems. At this time the Fed is more concerned about recession than inflation. Its number one priority is to prevent a financial collapse that would cause a deep recession. However if the Fed keeps its eye off inflation, that could be the next big issue we will have to contend with.

   Based on analysts' estimates, Thomson Financial says operating earnings of the S&P 500 companies are expected to decline 12.2% in the first quarter. This is a wide turn-about from January 1 when growth was estimated for the quarter at 5.7%. Downward revisions in the financial sec-tor, which were expected to fall as much as 60%, were mainly responsible for the change. Companies in the S&P 500 were trading at 17 times earnings at the close of the first quarter, according to Barron's. This compares with 19 times earnings at the year-end and 17.2 times earnings on March 31, 2007. Although the analysts have cut back their rosy estimates of earnings, we believe their figures are still too high and overestimate the strength of today's economy.

   Reflecting the uncertainties of the market, advisors were almost equally divided among bulls and bears at the end of the quarter. The survey by Investor Intelligence on March 31 showed 36.7% bulls and 41.1% bears. At the year-end there were 54.1% bulls and only 23.1% bears. On March 31, 2007, the bulls were at 48.4% and bears at 27.5%.

   We are very concerned about today's bleak economic environment and credit crisis because we have never seen anything quite like it. The last recession followed a bubble in some stocks. Now we have a whole financial bubble and it is hard to see how we will be able to supply the credit to get us out of this mess. Because it is unprecedented, we cannot reliably chart the future by traditional measures such as typical indicators or the patterns of previous postwar recessions. It's like an animal we have never had to confront before.

   Our own sentiment indicators are showing pretty good ratings and at the year-end we were about 79% to 80% invested. If not for the gridlocked financial system, we would be more highly invested. If not for our positive indicators, we would be lower. With these extraordinary market conditions, we are trying to play it in the middle. Consequently, our current investment posture can be described as slightly above neutral.

          Sincerely,

          /s/Martin E. Zweig, Ph.D.


          Martin E. Zweig, Ph.D.
          President
          Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   All of our bonds are U.S. Government and Agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing conditions.

   As of March 31, 2008, the Fund's leading equity sectors included information technology, energy, financials, industrials and consumer staples. All of the above were in our previous listing. During the quarter we added to our holdings in financials and consumer staples and trimmed our positions in industrials and information technology.

   The Fund's top individual equity positions on March 31 included AT&T, Caterpillar, ConocoPhillips, Freeport McMoRan, Halliburton, Hudson City Bancorp, IBM, McDonalds, PepsiCo and Wells Fargo.

   New to this listing are Hudson City Bancorp and Wells Fargo, which are new positions in our portfolio; Halliburton, where we added to our holdings, and Caterpillar and IBM, where there were no changes in shares held.

   No longer among our top holdings are Altria Group, where we reduced our position; Merck and Verizon, where we added to our holdings, and Allstate and Occidental Petroleum, where there were no changes in shares held.

          Sincerely,



             [SIGNATURE]

          /s/ Carlton Neel
          Carlton Neel
          Executive Vice President
          Phoenix/Zweig Advisers LLC

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.
As interest rates rise, bond prices fall. As such, this Fund's share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Benchmark Index for The Zweig Total Return Fund: A composite index consisting of 50% Lehman Brothers Government Bond Index and 50% S&P 500(R) Index.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

The Dow Jones World Stock Index: The Dow Jones World Stock Index measures the performance of companies worldwide as represented by various foreign stock markets.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                March 31, 2008
                                  (Unaudited)

                                                              Par
                                                            (000's)      Value
                                                           ---------  ------------
  INVESTMENTS
  U.S. GOVERNMENT SECURITIES                      27.36%
  U.S. TREASURY BONDS -- 19.69%
     U.S. Treasury Bond 9.25%, 2/15/16.................    $ 20,000   $ 28,525,000
     U.S. Treasury Bond 7.50%, 11/15/16................      20,000     26,125,000
     U.S. Treasury Bond 8.75%, 5/15/17.................      22,000     30,997,648
     U.S. Treasury Bond 8.875%, 2/15/19................      15,000     21,806,250
                                                                      ------------
                                                                       107,453,898
                                                                      ------------
  U.S. TREASURY NOTES -- 7.67%
     U.S. Treasury Note 4%, 11/15/12/(e)/..............      18,500     19,865,818
     U.S. Treasury Note 4.50%, 2/15/16.................      20,000     22,015,620
                                                                      ------------
                                                                        41,881,438
                                                                      ------------
         Total U.S. Government Securities (Identified Cost
           $136,701,970)......................................         149,335,336
                                                                      ------------
  AGENCY NON-MORTGAGE-BACKED SECURITIES            4.87%
     FNMA 3.15%, 5/28/08...............................      26,570     26,599,918
                                                                      ------------
         Total Agency Non-Mortgage-Backed
           Securities (Identified Cost $26,574,297)...........          26,599,918
                                                                      ------------

                                                           Number of
                                                            Shares
                                                           ---------
  DOMESTIC COMMON STOCKS                          38.19%
  CONSUMER DISCRETIONARY -- 2.59%
     McDonald's Corp...................................     118,000      6,580,860
     NIKE, Inc. Class B................................      82,000      5,576,000
     Under Armour, Inc. Class A/(b)(d)/................      54,000      1,973,700
                                                                      ------------
                                                                        14,130,560
                                                                      ------------
  CONSUMER STAPLES -- 3.94%
     Altria Group, Inc.................................      87,000      1,931,400
     Bunge Ltd.........................................      51,000      4,430,880
     Costco Wholesale Corp.............................      71,000      4,612,870
     PepsiCo, Inc......................................      85,000      6,137,000
     Philip Morris International Inc/(b)/..............      87,000      4,400,460
                                                                      ------------
                                                                        21,512,610
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                       Number of
                                                        Shares      Value
                                                       --------- -----------
   ENERGY -- 6.29%
      Chesapeake Energy Corp.......................      94,000  $ 4,338,100
      ConocoPhillips...............................      98,000    7,468,580
      Halliburton Co...............................     153,000    6,017,490
      Massey Energy Co.............................     101,000    3,686,500
      Occidental Petroleum Corp....................      74,000    5,414,580
      St. Mary Land & Exploration Co...............     109,000    4,196,500
      Valero Energy Corp...........................      65,000    3,192,150
                                                                 -----------
                                                                  34,313,900
                                                                 -----------
   FINANCIALS -- 6.06%
      Allstate Corp. (The).........................     118,000    5,671,080
      Goldman Sachs Group, Inc. (The)..............      25,000    4,134,750
      Hudson City Bancorp, Inc.....................     376,000    6,647,680
      Reinsurance Group of America, Inc............      83,000    4,518,520
      Wells Fargo & Co.............................     219,000    6,372,900
      Wilmington Trust Corp........................     184,000    5,722,400
                                                                 -----------
                                                                  33,067,330
                                                                 -----------
   HEALTH CARE -- 2.66%
      Bristol-Myers Squibb Co......................      90,000    1,917,000
      Gilead Sciences, Inc./(b)/...................      86,000    4,431,580
      Merck & Co., Inc.............................     141,000    5,350,950
      UnitedHealth Group, Inc......................      83,000    2,851,880
                                                                 -----------
                                                                  14,551,410
                                                                 -----------
   INDUSTRIALS -- 4.85%
      Boeing Co. (The).............................      61,000    4,536,570
      Caterpillar, Inc.............................      75,000    5,871,750
      Continental Airlines, Inc. Class B/(b)/......     141,000    2,711,430
      Foster Wheeler Ltd./(b)/.....................      64,000    3,623,680
      L-3 Communications Holdings, Inc.............      43,000    4,701,620
      Union Pacific Corp...........................      40,000    5,015,200
                                                                 -----------
                                                                  26,460,250
                                                                 -----------
   INFORMATION TECHNOLOGY -- 6.37%
      Ciena Corp./(b)/.............................     121,000    3,730,430
      Cisco Systems, Inc...........................     160,000    3,854,400
      Corning, Inc.................................     192,000    4,615,680
      EMC Corp./(b)/...............................     208,000    2,982,720
      Hewlett-Packard Co...........................      98,000    4,474,680
      International Business Machines Corp.........      51,000    5,872,140
      Microsoft Corp...............................     143,000    4,058,340
      QUALCOMM, Inc................................     127,000    5,207,000
                                                                 -----------
                                                                  34,795,390
                                                                 -----------

        See notes to schedule of investments and securities sold short

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
  MATERIALS -- 3.23%
     Alcoa, Inc........................................      151,000  $  5,445,060
     Freeport-McMoRan Copper & Gold, Inc.
       (Indonesia)/(c)/................................       66,000     6,350,520
     NuCor Corp........................................       86,000     5,825,640
                                                                      ------------
                                                                        17,621,220
                                                                      ------------
  TELECOMMUNICATION SERVICES -- 2.20%
     AT&T, Inc.........................................      161,000     6,166,300
     Verizon Communications, Inc./(e)/.................      161,000     5,868,450
                                                                      ------------
                                                                        12,034,750
                                                                      ------------
         Total Domestic Common Stocks (Identified Cost
           $189,935,135)......................................         208,487,420
                                                                      ------------
  FOREIGN COMMON STOCKS/(c)/                       0.70%
  INFORMATION TECHNOLOGY -- 0.70%
     Nokia Oyj Sponsored ADR (Finland).................      120,000     3,819,600
                                                                      ------------
         Total Foreign Common Stocks (Identified Cost
           $1,824,999)........................................           3,819,600
                                                                      ------------
  EXCHANGE TRADED FUNDS                            0.90%
     PowerShares Deutsche Bank Agriculture Fund/(b)/...      134,000     4,884,300
                                                                      ------------
         Total Exchange Traded Funds (Identified Cost
           $4,586,676)........................................           4,884,300
                                                                      ------------
         Total Long Term Investments -- 72.02% (Identified Cost
           $359,623,077)......................................         393,126,574
                                                                      ------------
  SHORT-TERM INVESTMENTS                          27.75%
  MONEY MARKET MUTUAL FUNDS -- 0.36%
     State Street Navigator Prime Plus 3.18%
       seven-day effective yield/(f)/..................    1,965,450     1,965,450
                                                                      ------------
                                                                         1,965,450
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                         Par
                                                       (000's)        Value
                                                       -------  ------------
   COMMERCIAL PAPER/(g)/ -- 27.39%
      7-Eleven, Inc. 2.25%, 4/8/08.................    $23,000  $ 22,989,938
      Danaher Corp. 2.30%, 4/4/08..................     26,000    25,995,017
      Nestle S.A. 2.20%, 6/10/08...................      9,000     8,960,950
      Procter Gamble Co. (The) 2.15%, 4/15/08......     17,600    17,585,284
      Rabobank USA Financial Corp. 2.49%, 4/1/08...     27,000    27,000,000
      San Diego G&E 2.35%, 4/1/08..................     20,000    20,000,000
      Walgreen Co. 2.27%, 4/2/08...................     27,000    26,998,297
                                                                ------------
                                                                 149,529,486
                                                                ------------
          Total Short-Term Investments (Identified Cost
            $151,495,486)...............................         151,494,936
                                                                ------------
          Total Investments (Identified Cost
            $511,118,563) -- 99.77%.....................         544,621,510/(a)/
          Securities Sold Short (Proceeds $3,784,442) --
            (0.44)%.....................................          (2,397,500)
          Other assets and liabilities, net -- 0.67%....           3,648,350
                                                                ------------
          Net Assets -- 100.00%.........................        $545,872,360
                                                                ============

--------
 (a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,395,456 and gross depreciation of $6,213,390 for federal income tax purposes. At March 31, 2008 , the aggregate cost of securities for federal income tax purposes was $516,439,444.
 (b) Non-income producing.
 (c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 1D "Foreign security country determination" in the Notes to Schedules of Investments. .
 (d) All or a portion of security is on loan.
 (e) Position, or a portion thereof, has been segregated as collateral for securities sold short.
 (f) Represents security purchased with cash collateral received for securities on loan.
 (g) The rate shown is the discount rate.

        See notes to schedule of investments and securities sold short

                                                         Number of
                                                          Shares         Value
                                                         ---------  ----------
 DOMESTIC COMMON STOCKS SOLD SHORT               0.44%
 CONSUMER DISCRETIONARY -- 0.44%
    Starbucks Corp...................................     137,000   $2,397,500
                                                                    ----------
        Total Domestic Common Stocks Sold Short (Proceeds
          $3,784,442).......................................        $2,397,500/(h)/
                                                                    ==========

--------
 (h) Federal Tax Information: Net unrealized appreciation of securities sold short is comprised of gross appreciation of $1,386,942, and gross depreciation of $0 for federal income tax purposes. At March 31, 2008, the aggregate proceeds of securities sold short for federal income tax purposes was $3,784,442.

        See notes to schedule of investments and securities sold short

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2008
                                  (Unaudited)

                                                                                  Net Asset Value
                                                           Total Net Assets          per share
                                                      --------------------------  --------------
Beginning of period: December 31, 2007...............               $569,655,572          $ 4.97
   Net investment income............................. $  3,036,865                $ 0.03
   Net realized and unrealized gain on investments...  (12,838,851)                (0.12)
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains*..................................  (13,981,226)                (0.12)
                                                      ------------                ------
   Net increase (decrease) in net assets/net asset
     value...........................................                (23,783,212)          (0.21)
                                                                    ------------          ------
End of period: March 31, 2008........................               $545,872,360          $ 4.76
                                                                    ============          ======

--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2008, we estimate that 74% of distributions represent return of capital and 26% represent excess gain distributions which are taxable as ordinary income.

        See notes to schedule of investments and securities sold short

                       THE ZWEIG TOTAL RETURN FUND, INC.

          NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                March 31, 2008
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund has adopted the provisions of the Statement of Financial Accounting Standards No. 157 (SFAS 157) as of the beginning of the current fiscal period of the Fund. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2008. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                                                        Investments in
         Valuation Inputs                                 Securities
         ----------------                               --------------
         Assets:
         Level 1 -- Quoted Prices......................  $219,156,770
         Level 2 -- Other Significant Observable Inputs   325,464,740
         Level 3 -- Significant Unobservable Inputs....            --
                                                         ------------
         Total                                           $544,621,510
                                                         ============

         Liabilities:
         Level 1 -- Quoted Prices......................  $  4,362,950
         Level 2 -- Other Significant Observable Inputs            --
         Level 3 -- Significant Unobservable Inputs....            --
                                                         ------------
         Total                                           $  4,362,950
                                                         ============

   In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact of FAS 161 on financial statement disclosures, if any.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  D. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments and Securities Sold Short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  E. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At March 31, 2008, the value of securities sold short amounted to $2,397,500 against which collateral of $12,880,889 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  F. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded an income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At March 31, 2008, the Fund had securities valued at $1,915,659 on loan. For collateral the Fund received cash collateral of $1,965,450.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 3 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2007, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular, fixed monthly cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   Please note that the characterization of Fund distributions for federal income tax purposes is different from book accounting generally accepted accounting principles ("GAAP"). The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. It is only after December 31, 2008 that we will know the exact source of our distributions. Shareholders should use only the Form 1099-DIV that will be mailed by January 31, 2009 to determine the taxability of our distributions.

   The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at http://www.PhoenixFunds.com.
Section 19(a) notices are posted on the website at:
http://www.phoenixinvestments.com/phxinv/PublicSite.jsp?Target=/Individual/
Products/Closed_End_Funds/Zweig/ZTR_Fund.html.

OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q1-08

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      March 31, 2008

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